SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2014

CODESMART HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-180653	45-4523372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Seventh Avenue, 7th Floor
New York, NY 10001
(Address of Principal Executive Offices)

646-248-8550
(Registrant’s telephone number)

 (former name or former address, if changed since last report)
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definitive Agreement.

Black Mountain Offering

On February 12, 2014, CodeSmart Holdings, Inc. (the “Company”) sold to Black Mountain Equities, Inc. (“Black Mountain”) a Convertible Promissory Note (the “Note”) to purchase shares of common stock, par value $.0001 per share (“Common Stock”) for gross proceeds of initially $50,000 (the “BM Offering”).  The BM Offering is contemplating the sale of the Note up to aggregate gross proceeds of $250,000. The Note has 10% original issue discount. The Note matures one year from the issuance date and it shall pay a one-time 12% interest on the outstanding principal upon maturity. The Note is convertible, at the option of Black Mountain, into shares of the Company’s Common Stock at the lesser of $1.25 or 65% of the lowest trade price in the preceding 25 trading days. Black Mountain is also entitled to piggy-back registration rights with respect to the shares of Common Stock that are issuable upon conversion of the Note.

The foregoing description of the terms of the Note is qualified in its entirety by reference to the provisions of the Note which are included as Exhibit 4.1 to this Current Report and are incorporated by reference herein.

Group 10 Offering

On February 13, 2014, the Company entered into a Debenture Purchase Agreement with Group 10 Holdings, LLC (“Group 10”) for the sale of a Convertible Debenture (the “Debenture”) to purchase shares of Common Stock for gross proceeds of $50,000 (the “Group 10 Offering”). The Debenture will mature on the first anniversary from issuance and if the Company elects to prepay the Debenture, the Company will need to pay the prepayment premium in accordance with the Debenture. The Debenture has a 10% original issue discount and accrues interest at the rate of 12% per annum. The Debenture is convertible at the lower of $0.85 or 65% of the lowest closing bid price in the preceding 20 trading days.

The foregoing descriptions of the terms of the Debenture Purchase Agreement and the Debenture are qualified in its entirety by reference to the provisions of the Securities Purchase Agreement which is included as Exhibit 10.1 and the form of the Debenture which is included as Exhibit 4.2 to this Current Report and are incorporated by reference herein.

Item 3.02  Unregistered Sales of Equity Securities.

The above referenced issuance of the Company’s securities in the Black Mountain Offering and Group 10 Offering was not registered under the Securities Act of 1933, as amended (the “1933 Act”), and the Company relied on an exemption from registration provided by Rule 506(b) of Regulation D promulgated under the 1933 Act for such issuance.

Item 9.01  Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

4.1	Form of Note.

4.2	Form of Debenture.

10.1	Form of Debenture Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CodeSmart Holdings, Inc.

Date: February 19, 2014	By:	/s/ Diego E. Roca
Name: Diego E. Roca
Title: Chief Financial Officer